    As filed with the Securities and Exchange Commission on January 29, 2001

                                                       Registration No. 333-____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM F-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ROYAL CARIBBEAN CRUISES LTD.
             (Exact Name of Registrant as Specified in Its Charter)

         REPUBLIC OF LIBERIA                            4481                                98-0081645
    ------------------------------          ---------------------------               ----------------------
   (State or other jurisdiction of          (Primary Standard Industrial                 (I.R.S. Employer
    incorporation or organization)          Classification Code Number)               Identification Number)

                               1050 CARIBBEAN WAY
                                 MIAMI, FL 33132
                                 (305) 539-6000
  ---------------------------------------------------------------------------
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                            ------------------------

                                MICHAEL J. SMITH
                           VICE PRESIDENT, SECRETARY &
                                 GENERAL COUNSEL
                          ROYAL CARIBBEAN CRUISES LTD.
                               1050 CARIBBEAN WAY
                                 MIAMI, FL 33132
                                 (305) 539-6000

                            ------------------------

       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            ------------------------

                                   COPIES TO:

    JOHN J. MCCARTHY                                 VALERIE FORD JACOB
 DAVIS POLK & WARDWELL                        FRIED, FRANK, HARRIS, SHRIVER &
  450 LEXINGTON AVENUE                                    JACOBSON
NEW YORK, NEW YORK 10017                             ONE NEW YORK PLAZA
     (212) 450-4000                                  NEW YORK, NY 10004
                                                       (212) 859-8000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement. If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ ] __________

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333 - 89015

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ------------------------

                                       CALCULATION OF REGISTRATION FEE
============================================= ================================== ===================================

             TITLE OF EACH CLASS                           AMOUNT TO BE                         AMOUNT OF
       OF SECURITIES TO BE REGISTERED                       REGISTERED                      REGISTRATION FEE
--------------------------------------------- ---------------------------------- -----------------------------------
Liquid Yield Option Notes due 2021                          $17,744,148                          $4,437
============================================= ================================== ===================================

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM F-3, FILE NO. 333-89015

     Royal Caribbean Cruises Ltd. (the "COMPANY") hereby incorporates by reference into this Registration Statement on Form F-3 in its entirety the Registration Statement on Form F-3 (File No. 333-89015) declared effective on October 22, 1999 by the Securities and Exchange Commission (the "COMMISSION"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

EXHIBITS

     The following documents are filed as exhibits to this Registration
Statement.

EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------

       5.1 Opinion of Watson, Farley & Williams (incorporated by reference to exhibit 5.1 to Registration Statement on Form F-3, File No. 333-89015)

       5.2 Opinion of Davis Polk & Wardwell (incorporated by reference to exhibit 5.2 to Registration Statement on Form F-3, File No. 333- 89015)

       23.1          Consent of PricewaterhouseCoopers, LLP

       23.2          Consent of Watson, Farley & Williams (included in Exhibit
                     5.1)

       23.3          Consent of Davis Polk & Wardwell (included in Exhibit 5.2)

       25.1 Powers of Attorney (incorporated by reference to exhibit 24 to Registration Statement on Form F-3, File No. 333-89015)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on this 29th day of January, 2001.

                            ROYAL CARIBBEAN CRUISES LTD.

                            By: /s/ Richard D. Fain
                            -----------------------------------------------

                                Name:  Richard D. Fain
                                Title: Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


                    SIGNATURE                                  TITLE                              DATE
                    ---------                                  -----                              ----
               /s/ Richard D. Fain                  Chairman, Chief Executive Officer       January 29, 2001
------------------------------------------          and-Director
                   Richard D. Fain                  (Principal Executive Officer and
                                                    Director)

              /s/ Richard J. Glasier                (Principal Financial Officer)           January 29, 2001
------------------------------------------
                Richard J. Glasier

                         *                          (Principal Accounting Officer)          January 29, 2001
------------------------------------------
                  Blair H. Gould

                         *                          Director                                January 29, 2001
------------------------------------------
                   Tor Arneberg

                         *                          Director                                January 29, 2001
------------------------------------------
                Bernard W. Aronson

                         *                          Director                                January 29, 2001
------------------------------------------
                 John D. Chandris

                         *                          Director                                January 29, 2001
------------------------------------------
                   Laura Laviada

                         *                          Director                                January 29, 2001
------------------------------------------
                  Jannik Lindbaek

                         *                          Director                                January 29, 2001
------------------------------------------
                     Eyal Ofer

                                                    Director                                January 29, 2001
------------------------------------------
                Thomas J. Pritzker

                         *                          Director                                January 29, 2001
------------------------------------------
                 William K. Reilly

                         *                          Director and Vice Chairman              January 29, 2001
------------------------------------------
                 Edwin W. Stephan

                         *                          Director                                January 29, 2001
------------------------------------------
                  Arne Wilhemsen

*By: /s/ Richard D. Fain
------------------------------------------
         Richard D. Fain
         ATTORNEY-IN-FACT

Authorized Representative in the United States:


By: /s/ Richard D. Fain
------------------------------------------
        Richard D. Fain


                                    EXHIBITS


EXHIBIT NUMBER                          DESCRIPTION
--------------                          -----------

       5.1 Opinion of Watson, Farley & Williams (incorporated by reference to exhibit 5.1 to Registration Statement on Form F-3, File No. 333-89015)

       5.2 Opinion of Davis Polk & Wardwell (incorporated by reference to exhibit 5.2 to Registration Statement on Form F-3, File No. 333- 89015)

       23.1          Consent of PricewaterhouseCoopers, LLP

       23.2          Consent of Watson, Farley & Williams (included in Exhibit
                     5.1)

       23.3          Consent of Davis Polk & Wardwell (included in Exhibit 5.2)

       25.1 Powers of Attorney (incorporated by reference to exhibit 24 to Registration Statement on Form F-3, File No. 333-89015)